UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ROBOSTRATEGY, INC.
(Name of Registrant as Specified in its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RoboStrategy, Inc.

151 Calle de San Francisco, Suite 200
San Juan, Puerto Rico 00901

November 10, 2026

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of RoboStrategy, Inc. (the “Fund,” “we” or “us”) to be held on December 9, 2026 at 10:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast at meetnow.global/M6G6QHM.

Your vote is very important! Your immediate response will help avoid potential delays and may save the Fund significant additional expenses associated with soliciting stockholder votes.

The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

(i)     To elect Nicolas Carter as a Class I director to the board of directors of the Fund (the “Board”) to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified; and

(ii)    To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.

It is important that your shares of the Fund’s common stock, par value $0.001 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting virtually, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

Your vote and participation in the governance of the Fund are very important.

Sincerely yours,
/s/ Andrew Kang
Andrew Kang
Chief Executive Officer, President and Director

RoboStrategy, Inc.

151 Calle de San Francisco, Suite 200
San Juan, PR 00901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 9, 2026

To the Stockholders of RoboStrategy, Inc.:

NOTICE IS HEREBY GIVEN THAT the annual meeting of stockholders of RoboStrategy, Inc., a Maryland corporation (the “Fund”), will be held on December 9, 2026 at 10:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/M6G6QHM. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How may I attend the meeting and vote?”

The Annual Meeting is being held for the following purposes:

(i)     To elect Nicolas Carter as a Class I director to the board of directors of the Fund (the “Board”) to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified; and

(ii)    To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.

The Board has fixed the close of business on October 30, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 9, 2026. The Notice of Annual Meeting, Proxy Statement and Proxy Card are available online at robostrategy.co/investor-center.

By Order of the Board of Directors,
/s/ Marc Weinstein
Marc Weinstein
Chief Operating Officer and Director
November 10, 2026

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by virtually attending the Annual Meeting and voting.

RoboStrategy, Inc.
151 Calle de San Francisco, Suite 200
San Juan, PR 00901

ANNUAL MEETING OF Stockholders
To Be Held on December 9, 2026
PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The annual meeting (the “Annual Meeting”) of stockholders of RoboStrategy, Inc., which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Fund,” will be held on December 9, 2026 at 10:30 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/M6G6QHM.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, stockholders will be asked:

1.      To elect Nicolas Carter as a Class I director to the board of directors of the Fund (the “Board”) to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified; and

2.      To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on October 30, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

Stockholders are entitled to one vote for each share of the Fund’s common stock, par value $0.001 per share, held as of the Record Date.

What vote is required for the election of the director nominee to the Board?

The director nominee will be elected by a plurality of the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. This means that the nominee receiving the most “for” votes will be elected. “Withhold” votes and broker non-votes, if any, will count as present for purposes of establishing a quorum but will have no effect on the result of the vote.

How may I attend the meeting and vote?

By voting virtually at the Annual Meeting.    The Fund will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at meetnow.global/M6G6QHM. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting.

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. You will need your control number located on your proxy card to log in. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet. To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and e-mail address to stockholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal

Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting. You will receive a confirmation of your registration by e-mail after your registration materials are received. Requests for registration should be directed to us by e-mailing an image of your legal proxy to stockholdermeetings@computershare.com.

The online Meeting will begin promptly at 10:30 a.m., Eastern Time on December 9, 2026. You are encouraged to access the Meeting prior to the start time leaving ample time for the check-in process. Stockholders may submit questions while attending the Annual Meeting via the live webcast.

By Proxy through the Mail.    When voting by proxy and mailing your proxy card, you are required to:

•        indicate your instructions on the proxy card;

•        date and sign the proxy card;

•        mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•        allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on December 8, 2026.

By Internet or Telephone.    You may also authorize your proxy online at www.proxy-direct.com or by calling 1-800-337-3503 and following the recorded instructions, using the 14-digit control number printed on your proxy card, until 11:59 p.m., Eastern Time, on December 8, 2026. If you hold your shares through a bank or broker, please follow the voting instructions provided by your bank or broker.

Does the Board recommend voting for the Proposal?

Yes. The Board unanimously recommends that you vote “FOR” the proposal below.

Why does the Board recommend voting FOR Proposal 1, the election of Nicolas Carter?

Mr. Carter is currently a member of the Board and has served in that capacity since 2026. He is a General Partner of Castle Island Ventures, a blockchain-focused venture capital fund, bringing extensive experience in digital asset markets, venture investing and financial analytics, including as co-founder and former Chairman of Coin Metrics and through service on multiple crypto and financial technology company boards. The Board believes Mr. Carter’s experience in the venture capital market, and his management expertise, make him well qualified to serve on the Board. Mr. Carter is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) (an “Independent Director”) and will remain an Independent Director if re-elected by stockholders.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on December 9, 2026 at 10:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Only holders of record of our common stock at the close of business on October 30, 2026, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Fund had 24,495,312 shares of common stock, par value $0.001 per share (the “Shares”) outstanding and entitled to vote.

This proxy statement, including the accompanying form of proxy and notice of annual meeting (collectively, the “Proxy Statement”), is first being sent to stockholders on or about November 10, 2026. The Proxy Statement and the Fund’s annual report to stockholders for the year ended August 31, 2026 (the “Annual Report”) can both be accessed online at robostrategy.co/investor-center.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Fund (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted FOR the election of Nicolas Carter as a Class I director of the Board to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date. Stockholders do not have cumulative voting rights.

Quorum and Adjournment

The presence virtually or by proxy of the holders of one-third of the votes entitled to be cast shall constitute a quorum. If you have properly submitted a proxy, you will be considered part of the quorum. We will count shares represented at the Annual Meeting, virtually or by proxy, including shares as to which authority to vote for the director nominee has been withheld, as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. Shares for which brokers have not received voting instructions from the beneficial owners of the shares and do not have, or choose not to exercise, discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. Broker non-votes are not considered votes cast and thus have no effect on the proposal.

A quorum must be present at the Annual Meeting for any business to be conducted. As described above, the presence, virtually or by proxy, of the holders of one-third of the votes entitled to be cast (without regard to class) will constitute a quorum. If a quorum is not present, or if a quorum is present but sufficient votes to elect the nominee are not received, the chairman of the Annual Meeting or the persons named as proxies may propose and approve one or more adjournments to permit further solicitation of proxies. The persons named as proxies will vote those proxies in favor of any such adjournment unless the proxies are marked as “withhold.” In accordance with the Fund’s Amended and Restated Bylaws, the Annual Meeting may not be adjourned to a date more than 120 days after the Record Date.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Withheld Votes and Broker Non-Votes
Proposal 1 — To elect Nicolas Carter as a Class I director to the Board to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified.	Plurality of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes	“Withhold” votes and broker non-votes will have no effect on the result of the vote.

You may vote “for” or “withhold” with respect to the Proposal. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes and “withhold” votes.

Voting

You may vote by proxy or in person (virtually) at the Annual Meeting in accordance with the instructions provided below.

Voting by Proxy

When voting by proxy and mailing your proxy card, you are required to:

•        indicate your instructions on the proxy card;

•        date and sign the proxy card;

•        mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•        allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time, on December 8, 2026.

You may also authorize your proxy online at www.proxy-direct.com or by calling 1-800-337-3503 and following the recorded instructions, using the 14-digit control number printed on your proxy card, until 11:59 p.m., Eastern Time, on December 8, 2026. If you hold your shares through a bank or broker, please follow the voting instructions provided by your bank or broker.

Voting at the Annual Meeting

The Fund will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at meetnow.global/M6G6QHM. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. You will need your control number located on your proxy card to log in. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet. To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and e-mail address to stockholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting. You will receive a confirmation of your registration by e-mail after your registration materials are received. Requests for registration should be directed to us by e-mailing an image of your legal proxy to stockholdermeetings@computershare.com.

The online Meeting will begin promptly at 10:30 a.m., Eastern Time on December 9, 2026. You are encouraged to access the Meeting prior to the start time leaving ample time for the check-in process. Stockholders may submit questions while attending the Annual Meeting via the live webcast.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Andrew Kang, Marc Weinstein, and Bill Hughes (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Fund will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing, posting, printing, and mailing the proxy materials. The Fund has engaged Computershare, an independent proxy solicitation firm, to assist in the distribution of the proxy materials, solicitation of proxies and tabulation of proxies. The cost of Computershare’s services with respect to the Fund is estimated to be approximately $34,000 plus reasonable out-of-pocket expenses. Please note that Computershare may solicit stockholder proxies by telephone on behalf of the Fund. They will not attempt to influence how you vote your Shares but only ask that you take the time to authorize your proxy. Officers of the Fund or Adviser personnel may solicit by telephone or other means, and will receive no additional compensation for doing so.

You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to Andrew Kang, Marc Weinstein, or Bill Hughes.

Revocability of Proxies

You may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person (virtually), by delivering a written notice of revocation, or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Fund.

Rights of Appraisal

Stockholders have no appraisal or dissenters’ rights in connection with the proposal described herein.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Fund, Bill Hughes, at our principal executive offices located at 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901. You can call us by dialing (787) 722-6881.

Record Date

The Board has fixed the close of business on October 30, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 24,495,312 Shares outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership of the Fund’s shares by the Fund’s directors and executive officers, and any person who is known by the Fund to be the beneficial owner of more than five percent of the Fund’s outstanding shares according to information furnished to us by such beneficial owners or publicly available filings.

The percentage ownership is based on 24,495,312 Shares outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to Shares beneficially owned by such stockholder. As of the Record Date, none of the Independent Directors (as defined below) nor their immediate family members owned any shares of FP Strategies LLC (d/b/a RoboStrategy Advisors), the Fund’s investment adviser (the “Adviser”), or of any entity controlling, controlled by, or under common control with the Adviser (not including registered investment companies).

Name and Address(2)	Amount and Nature of Beneficial Ownership		Percentage Ownership(1)
Interested Directors
Andrew Kang	9,870,372	(4)	40.29%
Marc Weinstein	996,031	(5)	4.07%
Independent Directors
Nicolas Carter	10,000		0.04%
J. Michael Fields	10,000		0.04%
Alex Yeh	0		0%
Executive Officers
Lance Baker(3)	0		—
Andy Chica(3)	0		—
All officers and directors as a group (7 persons)	10,886,403		44.44%

____________

(1)      Percentage based on 24,495,312 Shares issued and outstanding as of October 30, 2026.

(2)      The address for each of the directors and officers is c/o RoboStrategy, Inc., 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, unless otherwise noted.

(3)      The address for this officer is P.O. Box 847, Morrisville, North Carolina 27560.

(4)      Andrew Kang is the beneficial owner of 2,054,000 shares of the Fund held directly, and 3,725,000 shares of the Fund through Dry Thunder LLC, 1,774,685 shares of the Fund through Android 20 LLC, 2,027,687 shares of the Fund through Android 21 LLC, and 289,000 shares of the Fund through FP Strategies LLC and its subsidiary, each of which he controls.

(5)      Marc Weinstein is the beneficial owner of 750,000 shares of the Fund through Satya Management LLC and 195,031 shares of the Fund through Satya Robo Holdings LLC, each of which he controls. He is also the beneficial owner of 51,000 shares of the Fund through FP Strategies LLC and its subsidiary.

PROPOSAL: ELECTION OF DIRECTOR

At the Annual Meeting, stockholders are being asked to consider the election of one director of the Fund. Under the Fund’s Articles of Amendment and Restatement (the “Charter”), the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law. The directors are divided into three classes. Each class of directors holds office for a three-year term. The Board currently consists of five directors who serve in the following classes: Class I (term ending at the Annual Meeting) — Nicolas Carter; Class II (terms ending at the 2027 annual meeting of stockholders) — Marc Weinstein and Alex Yeh; and Class III (terms ending at the 2028 annual meeting of stockholders) — Andrew Kang and J. Michael Fields. See “Corporate Governance — The Board” for more information regarding the composition of the Board.

Nicolas Carter has been nominated for re-election by the Board to serve a three-year term until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified. The nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.

A stockholder can vote for or withhold authority to vote for the director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominee named below. The Board has no reason to believe that the individual named as a director nominee will be unable or unwilling to serve.

Required Vote

The director nominee shall be elected by a plurality of the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Votes to “withhold” will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the proposal.

Information about the Nominee and Directors

Set forth below is information, as of November 10, 2026, regarding Mr. Carter, who has been nominated by the Board for re-election as director of the Fund by the stockholders at the Annual Meeting, as well as information about the Fund’s other current directors whose terms of office will continue after the Annual Meeting. Mr. Carter is not being proposed for re-election pursuant to any agreement or understanding between him on the one hand, and the Fund or any other person or entity, on the other hand.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Fund’s business and structure.

There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, the director nominee or officers, and none are currently pending.

Nominee for Class I Director — Term Expiring at the Annual Meeting

Name, Address and Year of Birth	Position(s) held with the Fund	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Independent Directors
Nicolas Carter (1992) 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901	Director	General Partner, Castle Island Ventures (since 2018); Co-founder and Chairman, Coin Metrics (2017 – 2025)	Director since March 2026; term expires at the Annual Meeting	1	Surus (since 2025); Mountain Protocol (2024 – 2025); Mash (since 2023); Project Eleven (since 2026); Hata (2024 – 2026)

Nicolas Carter.    Mr. Carter has served as General Partner of Castle Island Ventures, a blockchain-focused venture capital fund based in Boston, Massachusetts, since May 2018. He co-founded and was Chairman of Coin Metrics, a crypto capital markets data and analytics platform from January 2017 to July 2025. Mr. Carter currently serves as a board member of Project Eleven (since January 2026) and Surus (since February 2025). He previously served on the boards of Mountain Protocol (August 2024 – September 2025) and Hata (October 2024 – March 2026), and as a compensated adviser to Core Scientific (June 2022 – December 2024). Mr. Carter holds a Master of Science in Finance and Investment from the University of Edinburgh and a Bachelor of Arts in Philosophy and International Relations from the University of St Andrews (2010 – 2014).

Incumbent Class II Directors — Terms Expiring at the 2027 annual meeting

Name, Address and Year of Birth	Position(s) held with the Fund	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Interested Directors
Marc Weinstein (1988) 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901	Director and Chief Operating Officer	Partner, Mechanism Capital (since 2020); Manager, Satya Advisory LLC (since 2021); Managing Member, FP Strategies LLC (since 2025)	Director since May 2025; Term expires 2027; Chief Operating Officer since April 2026	1	None
Independent Directors
Alex Yeh (1995) 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901	Director	Founder & CEO, GMI Cloud (since 2021); Director, Globaltec Capital (since 2019); Partner, Infinity Ventures Capital (2021 – 2025)	Director since August 2025; Term expires 2027	1	None

Marc Weinstein serves as a Director and Chief Operating Officer of the Fund. Mr. Weinstein is a seasoned finance professional and investor with a proven track record across capital markets and early-stage ventures. He started his career in investment banking at Jefferies and Morgan Stanley, then became an entrepreneur with his first company, TINCO. TINCO was built to protect investors from the inflationary impact of quantitative easing.

After TINCO, Mr. Weinstein built and sold 90sFest, a leading business in the live entertainment industry. In 2017, after selling 90sFest, Mr. Weinstein joined the digital assets industry full time as Principal at Wave Financial, one of the first registered investment advisors focused on digital assets. He led Wave’s venture capital business leading investments into dozens of protocols like NEAR and Securitize.

In 2020, Mr. Weinstein joined Mechanism Capital as a General Partner where he leads the venture investment team. For the last five years, Mr. Weinstein has also been an active angel investor in deep tech sectors-including robotics, AI, longevity, and national defense. He has led investments into nearly two hundred portfolio companies since his start as a venture capital investor. Mr. Weinstein graduated from Wharton with a BSc in Economics in 2010.

Alex Yeh serves as a Director. Mr. Yeh is an entrepreneur and investor with a broad range of experience across venture capital, financial services, and cloud infrastructure. He is currently the Founder and Chief Executive Officer of GMI Cloud, an AI-native cloud infrastructure provider serving enterprise customers in the United States and Asia. Since 2019, he has also been a Director at Globaltec Capital, where he oversees portfolio management and asset allocation across direct investments and fund-of-fund strategies. Mr. Yeh previously served as a Partner at IVC, a Web3-focused venture firm, and as an Entrepreneur in Residence at HOF Capital. Earlier in his career, he worked in venture and investment banking roles at Mesh Ventures and Credit Suisse. Mr. Yeh holds a Bachelor of Applied Science in Materials Science Engineering from The Johns Hopkins University, with a minor in Entrepreneurship and Management. Mr. Yeh’s operational leadership, cross-border investment experience, and deep understanding of emerging technologies qualify him to serve as a Director of the Fund.

Incumbent Class III Directors — Terms Expiring at the 2028 annual meeting

Name, Address and Year of Birth	Position(s) held with the Fund	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Interested Directors
Andrew Kang (1993) 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901	Director, Chair of the Board, President, and Chief Executive Officer	Founding Partner, Mechanism Capital (since 2020); Managing Member, FP Strategies LLC (since 2025)	Director since May 2025; Term expires 2028; Chief Executive Officer since May 2026	1	None
Independent Directors
J. Michael Fields (1973) 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901	Director	Independent Consultant (since 2023); Chief Operating Officer, The Strategic Group (2017 – 2023)	Director since August 2025; Term expires 2028	1

Constitutional Capital Access Fund, LLC (since 2022); Constitution Capital Evergreen Partnership Fund, LLC (since 2025); Redwood Private Real Estate Debt Fund (since 2023); Callodine Specialty Income Fund (since 2024); Megacorn Fund (since 2025); Pursuit Asset-Based Income Fund (since 2025); Alpha Summit Strategic Alternatives Fund (since 2026); CIBC Private Lending Strategies (since 2025); Advisor Linx Private Strategies Fund (since 2026); SoundPoint Alternative Income Fund (since 2025)

Andrew Kang serves as a Director, the Chair of the Board, and as the President and Chief Executive Officer of the Fund. Mr. Kang is a respected investor and entrepreneur known for his analytical rigor and deep expertise in digital asset markets. Mr. Kang founded Mechanism Capital in 2020. As the Founding Partner of Mechanism Capital, he has played a pivotal role in identifying and supporting early-stage blockchain ventures and DeFi protocols.

In recent years, Mr. Kang has expanded Mechanism’s mandate into frontier technologies, leading investments across artificial intelligence, robotics, longevity, and advanced energy systems. He was an early investor in Figure AI and Apptronik, two of the world’s leading humanoid robotics companies.

Mr. Kang’s background in structured finance and derivatives informs his data-driven approach to financial due diligence, consistently guiding sound investment decisions that are at the cutting edge of technology. His commitment to transparent research and high-conviction investing continues to influence both emerging projects and established institutions across the digital finance and deep tech ecosystems. He holds a degree from Emory University.

J. Michael Fields serves as a Director. Mr. Fields has more than 20 years of experience in the financial services industry, including experience serving as a consultant and executive officer of financial services companies. Mr. Fields also serves on multiple registered investment company boards as an independent director. Mr. Fields currently serves as an independent consultant. Prior to this, from 2017 to 2023, Mr. Fields was the Chief Operating Officer at The Strategic Group, a holding company for private real estate assets. Mr. Fields’ extensive experience in the financial services sector, and as a member of various investment company boards, makes him qualified to serve as a director of the Fund. Mr. Fields holds an MBA from the University of Central Florida and a Bachelor of Science from the University of Florida.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Fund and the aggregate dollar range of equity securities of the Fund that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in RoboStrategy, Inc.(1),(2)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies(3)
Andrew Kang	Over $100,000	Over $100,000
Marc Weinstein	Over $100,000	Over $100,000
J. Michael Fields	Over $100,000	Over $100,000
Nicolas Carter	Over $100,000	Over $100,000
Alex Yeh	None	None

____________

(1)      Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)      The dollar range of equity securities of the Fund beneficially owned by directors of the Fund is based on the closing price of the Fund’s shares as of the Record Date of October 30, 2026.

(3)      The Fund is the only Fund in the family of investment companies.

Information about Officers Who Are Not Directors

The following sets forth certain information regarding the officers of the Fund who are not directors of the Fund.

Name, Address and Year of Birth	Position(s) held with the Fund	Principal Occupation(s) During the Past 5 Years	Officer Since
Lance Baker (1971) P.O. Box 847, Morrisville, North Carolina 27560	Chief Financial Officer	Founding Partner, NexTier Solutions Inc. (since 2017)	August 2025
Andy Chica (1975) P.O. Box 847, Morrisville, North Carolina 27560	Chief Compliance Officer	Principal, NexTier Solutions (since 2022); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022)	August 2025
Bill Hughes (1980) 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901	Secretary	Vice President, Legal & Policy, FP Strategies LLC (since 2026); Senior Counsel & Director of Global Regulatory Matters, ConsenSys (software development) (2021 to 2026)	July 2026

Lance Baker serves as Chief Financial Officer of the Fund, and is the Founder, Principal and President of NexTier Solutions. He has over 25 years of professional experience in financial management and corporate accounting. Mr. Baker attended UNC Kenan-Flagler Business School, with a BS in Business Administration and an MAC in Accounting.

Andy Chica serves as Chief Compliance Officer of the Fund and is a Principal of NexTier Solutions and is responsible for the growth and development of the outsourced Chief Compliance Officer solution service offering. Mr. Chica has over 20 years of experience in the financial services industry working in dedicated compliance roles for asset managers and registered funds. From 2019 until he joined NexTier Solutions in January 2022, Mr. Chica was the Director of Compliance at a compliance consulting firm where he was responsible for serving over 15 clients with over 9 separate CCO engagements. Prior to serving as an outsourced CCO, Mr. Chica served as in-house Chief Compliance Officer of Hatteras Investment Partners from 2007 to 2019 where he was also a partner and member of the firm’s Executive Management Committee. Prior to his role at Hatteras, Mr. Chica was the Compliance Director for UMB Fund Services, Inc., and Vice President of Compliance with U.S. Bank Global Fund Services. Mr. Chica is a graduate of the University of Notre Dame with a BBA in Accounting.

Bill Hughes serves as Secretary of the Fund and is the Vice President of Legal and Policy at FP Strategies LLC. He shapes the firm’s public policy engagement on humanoid robotics and physical AI while leading its legal and compliance functions. He was previously Senior Counsel and Director of Global Regulatory Matters at ConsenSys, and has served as a legal advisor to Ethereal Ventures, a director of the Blockchain Association, an Associate Deputy Attorney General at the Department of Justice, and a Special Assistant to the President at the White House. Before going in-house and his government service, he was an attorney at Sullivan & Cromwell. Mr. Hughes received a B.A. in History and Mathematics from Vanderbilt University, and a J.D. from the University of Virginia School of Law.

CORPORATE GOVERNANCE

The Board

Board Composition

The Board currently consists of five directors and is divided into three classes as follows: Nicolas Carter serves as a Class I director (with term ending at the Annual Meeting); Marc Weinstein and Alex Yeh serve as Class II directors (terms ending at the 2027 annual meeting of stockholders); and Andrew Kang and J. Michael Fields serve as Class III directors (terms ending at the 2028 annual meeting of stockholders).

The Board believes that a classified board of directors serves the best interests of the Fund and its stockholders by promoting the continuity and stability of the Fund and its business.

Independent Directors

Pursuant to the Charter and the Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5605(b)(1), the Fund is required to have a majority of the Board consist of directors who are not “interested persons” of the Fund, the Adviser, or any of their respective affiliates (“Independent Directors”). On an annual basis, each member of the Board is required to complete a questionnaire designed to provide information to assist with the determination of whether the director is independent under Nasdaq corporate governance rules, the Exchange Act, and the Investment Company Act of 1940, as amended (the “1940 Act”). The Board limits membership on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee to Independent Directors.

Each of Messrs. Fields, Carter, and Yeh qualifies as an Independent Director. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Messrs. Weinstein and Kang are considered “interested persons” of the Fund since they have ownership interests in the Adviser.

Meetings and Attendance

The Fund’s fiscal year end is August 31. During the fiscal year ended August 31, 2026, the Board met seven times and acted on various occasions by unanimous written consent in lieu of a meeting. With the exception of Alex Yeh and Andrew Kang, each of the incumbent directors then in office attended at least 75% of the aggregate number of meetings of the Board and committees on which such director served during the fiscal year.

Board Attendance at the Annual Meeting

The Fund’s policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time. This Annual Meeting is the Fund’s first annual meeting of stockholders.

Board Leadership Structure and Oversight Responsibilities

Overall responsibility for the Fund’s oversight rests with the Board. The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Charter. The Board is currently composed of five members, three of whom are Independent Directors.

The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Additionally, the Board has established an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Andrew Kang to serve in the role of Chair of the Board. Mr. Kang is considered an interested director, because he is an officer of the Fund and controls the Adviser. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chair serves as a key point person for dealings between management and the directors. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that Mr. Kang’s history with the Fund, familiarity with the Adviser’s investment platform and extensive experience investing in and managing early-stage investments qualify him to serve as Chair of the Board. The Board does not have a lead independent director. However, J. Michael Fields, the chair of the Audit Committee, is an Independent Director and acts as a liaison between the Independent Directors and management. The Board believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director(s) or any group or committee of directors, correspondence should be addressed to the Board or any such individual director(s) or group or committee of directors by either name or title. All such correspondence should be sent to RoboStrategy, Inc., 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, Attention: Chair of the Audit Committee.

Committees of the Board

The Board has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement.

As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairperson are bolded):

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
J. Michael Fields	Alex Yeh	Nicolas Carter
Nicolas Carter	J. Michael Fields	J. Michael Fields
Alex Yeh	Nicolas Carter	Alex Yeh

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

•        assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

•        prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

•        oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

•        determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

•        pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

•        acts as a liaison between our independent registered public accounting firm and the Board.

Messrs. Fields, Carter and Yeh are members of the Audit Committee and Mr. Fields serves as Chair.

The Board has determined that Mr. Fields qualifies as an “audit committee financial expert”, as that term is defined in Item 3 of Form N-CSR.

The Audit Committee met three times during the fiscal year ended August 31, 2026. The current charter of the Audit Committee is available on the Fund’s website at robostrategy.co/investor-center.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

•        recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings;

•        makes recommendations with regard to the tenure of the Directors;

•        is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

•        advises the Board on corporate governance matters generally.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by the Fund’s stockholders or from other sources it deems appropriate. Messrs. Fields, Carter and Yeh are members of the Nominating and Corporate Governance Committee and Mr. Yeh serves as Chair.

The Nominating and Corporate Governance Committee met one time during the fiscal year ended August 31, 2026. The current charter of the Nominating and Corporate Governance Committee is available on the Fund’s website at robostrategy.co/investor-center.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws. Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders. Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our Proxy Statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than the 150th day prior to the one-year anniversary of the date of the Fund’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

•        whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•        whether the individual is free of conflicts of interest that would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

•        whether the individual is willing and able to devote sufficient time to the affairs of the Fund and be diligent in fulfilling the responsibilities of a director and Board committee member;

•        whether the individual has the capacity and desire to represent the best interests of the stockholders as a whole and not a special interest group or constituency; and

•        whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Fund a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee also may consider other factors as it may deem to be in the best interests of the Fund and its stockholders. The Board also believes it appropriate for certain key members of the Fund’s management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Fund’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Fund has not engaged third parties to identify, evaluate or assist in identifying potential nominees, although the Fund reserves the right in the future to retain a third-party search firm, if necessary.

Compensation Committee Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Compensation Committee (i) reviews and approves the compensation, if any, paid by the Fund to each of the Fund’s executive officers, including reimbursement by the Fund of the allocable portion of the compensation of the Fund’s Principal Financial Officer and Chief Compliance Officer, (ii) has primary responsibility for periodically reviewing and recommending for approval by the Board the compensation, if any, paid to directors who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and (iii) oversees the Fund’s compensation policies generally and makes recommendations to the Board regarding any incentive compensation and equity-based plans of the Fund that are subject to Board approval.

Messrs. Fields, Carter and Yeh are members of the Compensation Committee and Mr. Carter serves as Chair.

The Compensation Committee did not meet during the fiscal year ended August 31, 2026. The current charter of the Compensation Committee is available on the Fund’s website at robostrategy.co/investor-center.

Independent Registered Public Accounting Firm

The Audit Committee and the Board selected Grant Thornton LLP (“GT”) as the independent registered public accounting firm for the Fund for the fiscal year ended August 31, 2026 at a meeting held on January 23, 2026, and at a meeting held on October 29, 2026, selected GT to continue to serve as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2027. GT has served as the independent registered public accounting firm of the Fund since the Fund’s inception. GT is located at 2001 Market St., Suite 800, Philadelphia, PA 19103. The Fund is not aware of any direct financial or material indirect financial interest of GT in the Fund. Representatives from GT are not expected to be present at the Annual Meeting to make a statement or respond to questions from stockholders.

Audit Fees

The aggregate fees for professional services billed by GT for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $215,215.00 for the fiscal year ended August 31, 2026.

Audit-Related Fees

Audit-related fees billed by GT were $0 for the fiscal year ended August 31, 2026.

Tax Fees

The aggregate fees billed for professional services rendered by GT for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended August 31, 2026.

All Other Fees

The aggregate fees for products and services provided by GT, other than the services reported in the preceding sections, were $0 for the fiscal year ended August 31, 2026.

The Fund’s Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement. During the fiscal year ended August 31, 2026, all of GT’s services were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by GT during the fiscal year ended August 31, 2026, for services rendered to the Fund and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (together, the “Service Affiliates”), are shown in the table below:

Fiscal Period/Year Ended	Aggregate Non-Audit Fees for the Fund	Aggregate Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees
August 31, 2026	$0	$0	$0

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining GT’s independence.

Audit Committee Report

As part of its oversight of the Fund’s financial statements, the Audit Committee reviewed and discussed with both management and the Fund’s independent registered public accounting firm the Fund’s audited financial statements for the fiscal year ended August 31, 2026. The Audit Committee discussed with GT the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also received the written disclosures and the letter from GT required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with GT its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report for the fiscal year ended August 31, 2026.

Respectfully Submitted by the Audit Committee

J. Michael Fields, Chair of the Audit Committee
Alex Yeh, Member of the Audit Committee
Nicolas Carter, Member of the Audit Committee

October 29, 2026

The material in this Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Code of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at robostrategy.co/investor-center. In addition, the code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Election of Officers

Officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

Compensation Discussion and Analysis

The Fund does not currently have any employees and does not expect to have any employees. Services necessary for the Fund’s business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement. The Fund’s day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and management of the Fund’s investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.

Director Compensation

No compensation will be paid to our directors considered to be “interested persons” as defined in the 1940 Act. Our Independent Directors who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees. These directors are Messrs. Fields, Carter and Yeh. For the fiscal year ended August 31, 2026, the Independent Directors were entitled to receive an annual fee of $40,000, with the Chair of the Audit Committee and Nominating and Corporate Governance Committee each receiving an additional $10,000 fee. The Independent Directors did not receive additional fees for attending regular quarterly meetings, however, Independent Directors received an additional fee of $2,500 for each special meeting attended. They also received reimbursements of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting. For the fiscal year ending August 31, 2027, Independent Directors will be entitled to receive an annual fee of $75,000. There will be no additional fees for committee chairs. Independent Directors may elect to receive compensation in shares of the Fund.

The following table sets forth the total compensation due to our directors for the year ended August 31, 2026.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex(3) Paid to Directors
Interested Directors(1)
Andrew Kang	—		—	—
Marc Weinstein	—		—	—
Independent Directors
Nicolas Carter(4)	$25,000		—	$25,000
J. Michael Fields	$60,000		—	$60,000
Alex Yeh	$57,500		—	$57,500
Jason Zhao(5)	$25,000		—	$25,000

____________

(1)      Directors who are “interested persons” of the Fund receive no compensation from the Fund for their service as directors.

(2)      The Fund does not provide, and has not accrued, any pension or retirement benefits for its directors; accordingly, no amounts are reportable in these columns.

(3)      As of the date of this Proxy Statement, the “Fund Complex” consists only of the Fund.

(4)      Mr. Carter was appointed to the Board on March 26, 2026.

(5)      Mr. Zhao resigned from the Board on March 26, 2026.

Compensation of the Investment Adviser

The Fund pays the Adviser an investment advisory fee for its services under the Investment Advisory Agreement (the “Management Fee”). The cost of the Management Fee will ultimately be borne by the stockholders.

The Management Fee is payable monthly in arrears. The Management Fee is payable at an annual rate of 2.50% of our average gross assets including assets purchased with borrowed amounts, if any, at the end of the two most recently completed calendar months.

Material Non-Public Information

The Fund’s senior management and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which the Fund invests or in which the Fund is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Fund’s ability to buy or sell the securities of such company under the policies of the Fund or applicable law.

Required Vote

The affirmative vote of a plurality of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “withhold” votes and broker non-votes, if any, will count as Shares represented at the meeting for purposes of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE DIRECTOR NOMINEE.

The Adviser and Administrator

FP Strategies LLC (d/b/a RoboStrategy Advisors) is the Fund’s investment adviser, and its business address is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator for the Fund, and its business address is 777 E. Wisconsin Ave, 4th Floor, Milwaukee, WI 53202.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s directors and certain officers, the Adviser, and certain affiliated persons of the Adviser to file reports of ownership and changes in ownership of the Fund’s securities with the SEC. Based solely on a review of copies of these reports, we believe that all of our executive officers, directors and 10% owners timely complied with all Section 16(a) filing requirements for the fiscal year ended August 31, 2026, except for the following: on September 22, 2025, a late Form 3 filing was made for Marc Weinstein; on October 7, 2025, a late Form 3 filing was made for Alex Yeh; on December 1, 2025, a late Form 3 filing was made for Andrew Kang; and on May 5, 2026, late Form 4 filings were made for Andrew Kang and Marc Weinstein.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF STOCKHOLDER PROPOSALS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

The Fund expects that the 2027 annual meeting of stockholders will be held in December 2027, but the exact date, time and location of such meeting have yet to be determined. Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before July 13, 2027. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Bill Hughes, Secretary, 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901.

Stockholder proposals or Director nominations to be presented at the 2027 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than June 13, 2027, the 150th day prior to the one-year anniversary of the date of the Fund’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m. Eastern Time on July 13, 2027, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In accordance with Rule 14a-4(c) under the Exchange Act, the Fund may exercise discretionary voting authority with respect to any stockholder proposals for the annual meeting of stockholders to be held in 2027 not included in the proxy statement and form of proxy card which are not submitted to the Fund within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances permitted by Rule 14a-4(c) and SEC guidance related thereto. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy card.

HOUSEHOLDING

Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. The Fund will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to any stockholder at a shared address to which a single copy of such documents was delivered. If you do not want to continue to receive combined mailings of Fund communications and would prefer to receive separate mailings of Fund communications, please contact the Fund by telephone at (787) 722-6881 or by mail to 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901.

AVAILABLE INFORMATION

The Fund will furnish a copy of its most recent annual report, which includes its audited financial statements for the fiscal year ended August 31, 2026, and semi-annual report for the six months ended February 28, 2026, to any stockholder upon request, without charge. Requests for the annual and semi-annual reports may be made by mail to the Fund at 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, by calling the Fund at (787) 722-6881, or via the internet at robostrategy.co/investor-center.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EVERY VOTE IS IMPORTANT VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/M6G6QHM on December 9, 2026 at 10:30 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. ROBOSTRATEGY, INC. PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. PROXY ROBOSTRATEGY, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby revokes all previous proxies for the undersigned’s shares of RoboStrategy, Inc., a Maryland corporation (the “Fund”), and appoints Andrew Kang, Marc Weinstein and Bill Hughes, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at the following Website: meetnow.global/M6G6QHM on December 9, 2026, at 10:30 a.m., Eastern Time, and at any adjournment of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 RBO_35443_110226 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 9, 2026. The Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/rbo-35443 Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To elect one director to the board of directors of the Fund to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified: FOR WITHHOLD 01. Nicolas Carter £ £ To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx RBO 35443 xxxxxxxx